                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)    August 12, 1997
                                                -------------------------------



                            American Telecasting, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


                      Delaware                               0-23008                        54-1486988
-------------------------------------------------------------------------------------------------------------------
  (State or Other Jurisdiction of Incorporation)     (Commission File Number)     (IRS Employer identification No.)


5575 Tech Center Drive, Suite 300, Colorado Springs, Colorado                  80919
-------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                     (Zip Code)


Registrant's telephone number, including area code    (719) 260-5533
                                                   ----------------------------


                                NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  DISPOSAL OF ASSETS

   On March 18, 1997, American Telecasting, Inc. ("ATI" or the "Company") entered into a definitive agreement (the "BellSouth Agreement") with BellSouth Corporation and BellSouth Wireless Cable, Inc. ("BellSouth Wireless") which provides for the sale of all of the Company's Florida and Louisville, Kentucky wireless cable assets (the "Southeastern Assets") to BellSouth Wireless. The Southeastern Assets include operating wireless cable systems in Orlando, Lakeland, Jacksonville, Daytona Beach, Ft. Myers, Florida, and Louisville, Kentucky and wireless cable channel rights in Bradenton, Naples, Sebring and Miami, Florida. The purchase price for all of the Southeastern Assets will range from $67.9 million to $103.2 million, depending upon the number of wireless cable channel rights that are ultimately transferred to BellSouth Wireless.

   On August 12, 1997, the Company completed the first closing under the BellSouth Agreement, which involved transferring to BellSouth Wireless, the Company's operating systems and current channel rights in the Florida markets of Orlando, Jacksonville, Ft. Myers and Daytona Beach, along with the Louisville, Kentucky market and certain rights in Miami, Florida (the "Group 1" Assets). The proceeds received by the Company from the first closing totaled approximately $54 million. Of such amount, $7 million was placed in escrow for a period of twelve months to satisfy any indemnification obligations of the Company. The markets sold in the first closing accounted for approximately 24,000 subscribers as of June 30, 1997, and revenue of $4.3 million for the six month period ending June 30, 1997. Under the terms of the BellSouth Agreement, additional closings are anticipated over the next two years.

   The BellSouth Agreement contains customary conditions for each closing, including the satisfaction of all applicable regulatory requirements. There can be no assurance that all of such conditions will be satisfied or that further sales of assets to BellSouth Wireless will be consummated.

ITEM 7.  FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a.      PRO FORMA CONDENSED CONSOLIDATED
                 FINANCIAL STATEMENTS (UNAUDITED)
                 AMERICAN TELECASTING, INC.

                 The following unaudited pro forma condensed consolidated financial statements are filed with this report:

                                                                                                            Page
                                                                                                            ----
            Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June, 30, 1997 . . . . . . . .    4
            Unaudited Pro Forma Condensed Consolidated Statements of Operations:
                       For the Six Months Ended June 30, 1997   . . . . . . . . . . . . . . . . . . . . .    5
                       For the Year Ended December 31, 1996   . . . . . . . . . . . . . . . . . . . . . .    6


                 The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of June 30, 1997, reflects the financial position of the Company after giving effect to the disposition of the assets and current channel rights in the Florida markets of Orlando, Jacksonville, Ft. Myers, and Daytona Beach along with the Louisville, Kentucky market and certain channel rights in Miami, Florida. The adjustments related to the pro forma condensed consolidated balance sheet assume the transaction was consummated on June 30, 1997. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996 assume that the disposition occurred at the beginning of the period presented.

             The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon what the company deemed to be proper assumptions. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date and for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition as of August 12, 1997, the first closing date.

             The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated historical financial statements and footnotes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and the most recent interim financial information reported on Form 10-Q for the period ended June 30, 1997.

                  AMERICAN TELECASTING, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                             (Dollars in thousands)


                                                                                  Group 1      Pro Forma         Pro Forma
                                                                  ATI            Assets  (a)  Adjustments       Consolidated
                                                                  ----            ------      -----------       ------------
ASSETS
Current Assets:
   Cash and cash equivalents  . . . . . . . . . . . . .       $     12,777     $        123  $      123   (b)       $     53,537
                                                                        --               --      47,052   (f)                 --
                                                                        --               --     ( 6,292)  (c)                 --
   Trade accounts receivable, net . . . . . . . . . . .              1,021              130          --                      891
   Prepaid expenses and other current assets  . . . . .              3,107              407     ( 1,000)  (c)              8,700
                                                                        --               --       7,000   (f)                 --
                                                              ------------     ------------  ----------         ----------------
Total current assets  . . . . . . . . . . . . . . . . .             16,905              660      46,883                   63,128
Property and equipment, net . . . . . . . . . . . . . .             83,184           11,404          --                   71,780
Deferred license and leased license acquisition
  costs, net  . . . . . . . . . . . . . . . . . . . . .            138,028            4,972          --                  133,056
Goodwill, net . . . . . . . . . . . . . . . . . . . . .             14,730               --          --                   14,730
Deferred financing costs, net . . . . . . . . . . . . .              5,346               --        (857)  (c)              4,489
Other assets, net . . . . . . . . . . . . . . . . . . .              1,255               83          --                    1,172
                                                              ------------     ------------  ----------         ----------------
   Total assets                                               $    259,448     $     17,119  $   46,026         $        288,355
                                                              ============     ============  ==========         ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued expenses . . . . . . . .       $     14,871     $      1,387  $     (772)  (c)    $        16,721
                                                                        --               --       2,285   (d)                 --
                                                                        --               --       1,122   (e)                 --
                                                                        --               --         602   (b)                 --
  Current portion of long-term obligations  . . . . . .              8,689               74      (6,155)  (c)              2,460
  Customer deposits . . . . . . . . . . . . . . . . . .                347               44          --                      303
                                                              ------------     ------------  ----------         ----------------
Total current liabilities . . . . . . . . . . . . . . .             23,907            1,505     ( 2,918)                  19,484
Deferred income taxes . . . . . . . . . . . . . . . . .              2,834               --           --                   2,834
2004 Notes  . . . . . . . . . . . . . . . . . . . . . .            145,750               --           --                 145,750
2005 Notes  . . . . . . . . . . . . . . . . . . . . . .            125,444               --           --                 125,444
Other long-term obligations, net of current portion . .              3,662               47           --                   3,615
                                                              ------------     ------------  ----------         ----------------
   Total liabilities  . . . . . . . . . . . . . . . . .            301,597            1,552   (   2,918)                 297,127

STOCKHOLDERS' EQUITY (DEFICIT)  . . . . . . . . . . . .          (  42,149)          15,567      48,944         (          8,772)
                                                              ------------     ------------  ----------         ----------------
   Total liabilities and stockholders' equity                 $    259,448     $     17,119  $   46,026         $        288,355
                                                              ============     ============  ==========         ================

(a) To reflect the sale of the assets of the Company's operating systems and current channel rights in the Florida markets of Orlando, Jacksonville, Ft. Myers and Daytona Beach along with the Louisville, Kentucky market and certain rights in Miami, Florida (the "Group 1 Assets").
(b) To reflect certain assets and liabilities that were not assumed by BellSouth as part of the Group 1 transaction.
(c) To reflect use of approximately $6.3 million of the proceeds to pay off principal, interest, and debt warrants; return of $1 million from escrowed funds; and write off deferred financing costs of $857,000 related to a bank credit facility entered into in February 1997.
(d) To reflect the liability for transaction costs associated with the sale of the Group 1 Assets.
(e) To reflect the income tax liability related to the disposition of the Group 1 Assets.
(f) To reflect cash proceeds from the sale of the Group 1 Assets of approximately $47 million and reflect approximately $7 million of escrowed funds to satisfy indemnification obligations of the Company.

                  AMERICAN TELECASTING, INC. AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                (Dollars in thousands except per share amounts)



                                                                                    Group1          Pro Forma        Pro Forma
                                                                     ATI          Operations  (a)  Adjustments     Consolidated
                                                                     ---          ----------       -----------     ------------
Revenues  . . . . . . . . . . . . . . . . . . . . . . .         $   31,659       $    4,314       $       --       $     27,345

Costs and Expenses:
  Operating . . . . . . . . . . . . . . . . . . . . . .             19,127            2,663               --             16,464
  Marketing . . . . . . . . . . . . . . . . . . . . . .              1,531              137               --              1,394
  General and administrative  . . . . . . . . . . . . .             10,449              687               --              9,762
  Depreciation and amortization . . . . . . . . . . . .             25,609            2,786               --             22,823
                                                                  --------         --------         --------         ----------
Total costs and expenses  . . . . . . . . . . . . . . .             56,716            6,273               --             50,443
                                                                  --------         --------         --------         ----------
Loss from operations  . . . . . . . . . . . . . . . . .           25,057)          ( 1,959)               --         (   23,098)

Interest expense  . . . . . . . . . . . . . . . . . . .           (21,127)         (   150)              309  (b)       (19,895)
                                                                                                         773   (c)
Interest income . . . . . . . . . . . . . . . . . . . .                350               --              928   (d)        1,278
Other income, net . . . . . . . . . . . . . . . . . . .                439                5               --                434
                                                                  --------         --------         --------         ----------
Loss before income tax benefit (expense)  . . . . . . .           (45,395)         ( 2,104)            2,010         (   41,281)
                                                                  --------         --------         --------         ----------
Net loss  . . . . . . . . . . . . . . . . . . . . . . .         $ (45,395)       $ ( 2,104)       $    2,010         $ (<41,281)
                                                                  ========          =======         ========         ==========

Net loss per share  . . . . . . . . . . . . . . . . . .         $ (   1.80)                                        $ (     1.64)

Weighted average number of shares outstanding . . . . .         25,168,157                                           25,168,157

(a) To eliminate the operations of the Company's operating systems and current channel rights in the Florida markets of Orlando, Jacksonville, Ft. Myers and Daytona Beach along with the Louisville, Kentucky market and certain rights in Miami, Florida. No recognition has been given to the gain on the disposition. The Company estimates transaction costs of $2.3 million, income taxes of $1.1 million, and a non-cash charge of $857,000 to write-off deferred financing costs. The estimated net gain, after these charges is $33.7 million.
(b) To reflect elimination of amortization of deferred financing costs of a bank credit facility, obtained in February 1997, for the entire period.
(c) To reflect elimination of interest expense associated with a bank credit facility, obtained in February 1997, for the entire period.
(d) To adjust for interest income that would be earned on the weighted average net proceeds available, invested at 5 percent, after giving affect for certain expenditures made.

                  AMERICAN TELECASTING, INC. AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                (Dollars in thousands except per share amounts)


                                                                     ATI            Group 1         Pro Forma         Pro Forma
                                                                 Historical       Operations  (a)  Adjustments     Consolidated
                                                                 ----------       ----------       -----------     ------------
Revenues  . . . . . . . . . . . . . . . . . . . . . . .         $   62,032       $      8,717       $              --       $
53,315
Costs and Expenses:
    Operating . . . . . . . . . . . . . . . . . . . . .             36,029            5,539               --           30,490
    Marketing . . . . . . . . . . . . . . . . . . . . .              7,429              790               --            6,639
    General and administrative  . . . . . . . . . . . .             18,827            1,564               --           17,263
    Depreciation and amortization.  . . . . . . . . . .             44,665            4,641               --           40,024
    Impairment of wireless cable assets . . . . . . . .             21,271            1,617               --           19,654
                                                                  --------         ---------------  --------         --------
Total costs and expenses  . . . . . . . . . . . . . . .            128,221           14,151               --          114,070
                                                                  --------         --------         --------         --------
Loss from operations  . . . . . . . . . . . . . . . . .           (66,189)         ( 5,434)               --         (60,755)
Interest expense  . . . . . . . . . . . . . . . . . . .           (37,281)         (   390)               --         (36,891)
Interest income . . . . . . . . . . . . . . . . . . . .              1,106               --        1,784 (b)            2,890
Other income, net . . . . . . . . . . . . . . . . . . .                687               70               --              617
                                                                  --------         --------         --------         --------
Loss before income tax benefit  . . . . . . . . . . . .           101,677)         ( 5,754)            1,784         (94,139)

Income tax benefit (expense)  . . . . . . . . . . . . .              3,297         (     3)               --            3,300
                                                                  --------         --------         --------         --------
Net loss applicable to Class A Common Stock . . . . . .           (98,380)         ( 5,757)            1,784         (90,839)
Dividend-Series B Preferred . . . . . . . . . . . . . .           ( 6,250)               --               --         ( 6,250)
                                                                  --------         --------         --------         --------
Net applicable to Class A Common Stock  . . . . . . . .         $ (104,630)       $ ( 5,757)       $    1,784       $ (97,089)
                                                                   ========         ========         ========         ========

Net loss per share  . . . . . . . . . . . . . . . . . .         $ (   5.78)                                        $ (   5.37)

Weighted average number of shares outstanding . . . . .         18,095,961                                         18,095,961

(a) To eliminate the operations of the Company's operating systems and current channel rights in the Florida markets of Orlando, Jacksonville, Ft. Myers and Daytona Beach along with the Louisville, Kentucky market and certain rights in Miami, Florida. No recognition has been given to the gain on the disposition. The Company estimates transaction costs of $2.3 million, income taxes of $1.1 million, and a non-cash charge of $857,000 to write-off deferred financing costs. The estimated net gain, after these charges is $33.7 million.
(b) To adjust for interest income that would be earned on the weighted average net proceeds available, invested at 5 percent, after giving affect for certain expenditures made.

SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                        AMERICAN TELECASTING, INC.



                                              /S/ DAVID K. SENTMAN
                                              DAVID K. SENTMAN
                                              SENIOR VICE PRESIDENT AND
                                              CHIEF FINANCIAL OFFICER


DATED:  AUGUST 26, 1997